Exhibit 10.7

ADMINISTRATIVE SERVICES AGREEMENT

by and among

SHIP FINANCE INTERNATIONAL LIMITED,

THE VESSEL OWNING SUBSIDIARIES NAMED HEREIN,

and

FRONTLINE MANAGEMENT (BERMUDA) LTD.

ADMINISTRATIVE SERVICES AGREEMENT

THIS ADMINISTRATIVE SERVICES AGREEMENT (“Agreement”) is made as of the 1st day of January, 2004 by and among (i)  Ship Finance International Limited, an exempted Bermuda company (the “Company”), (ii) each of the vessel owning subsidiaries identified on Schedule I attached hereto and any Substitute Owners that execute counterpart signature pages pursuant to Section 10(b) (each an “Owner” and collectively, the “Owners”) and (iii) Frontline Management (Bermuda) Ltd., an exempted Bermuda company (“Frontline Management”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Fleet Purchase Agreement (the “Fleet Purchase Agreement”) dated as of December 11, 2003 between the Company and Frontline Ltd, an exempted Bermuda company (“Frontline”), Frontline has agreed to sell to the Company, and the Company has agreed to purchase, directly or indirectly through the purchase of intermediate holding companies, from Frontline, all of the issued and outstanding shares of capital stock of each of the Owners, on the terms and subject to the conditions set forth therein;

WHEREAS, the Company and the Owners (collectively, the “Service Recipients” and each a “Service Recipient”) desire to receive, and Frontline Management wishes to provide, certain non-vessel administrative, treasury, financial, control, cash management and other support services (collectively, “Administrative Support Services” or “Services”) as more particularly described herein;

WHEREAS, the Company, each Owner and Frontline Management now desire to set forth in this Agreement the terms of their business arrangements with respect to the Administrative Support Services provided by Frontline Management to the Company and each Owner;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:

1.     Administrative Support Services.

(a)   Frontline Management shall provide to each Service Recipient such Administrative Support Services as may from time to time, to the extent applicable to such Service Recipient, be required or requested by the Service Recipient.  For these purposes and to the extent applicable to one or more Service Recipients, the term “Administrative Support Services” as used herein shall include:

(i)            maintenance of all such books and records of things done and transactions performed on behalf of the relevant Service Recipient as may be required or requested by such Service Recipient from time to time, including liaising with the Service Recipient’s accountants, lawyers and other professionals;

(ii)           assistance in complying with the requirements of all applicable securities laws, including the United States Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and other relevant securities laws and in complying with relevant tax laws and preparation of tax returns, where required;

(iii)          provision of accounting services, maintenance of each Service Recipient’s general ledger, reconciliation of each Service Recipient’s bank accounts, preparation of each Service Recipient’s periodic financial statements, including those required by governmental and regulatory or self-regulatory agencies in the United States and the jurisdiction in which each Service Recipient is organized (together, “Governmental Compliance”), collection and provision of information for purposes of Governmental Compliance, and provision of related data processing services;

(iv)          assistance in obtaining such non-vessel related insurance, if any, as each Service Recipient determines to procure;

(v)           provision of payroll, treasury, bookkeeping and cash management services;

(vi)          maintenance of bank accounts and processing of payments to vendors and service providers;

(vii)         provision of corporate administration and related services;

(viii)        provision of administrative services related to financing and indebtedness of the Service Recipients;

(ix)           development and monitoring of internal audit controls, disclosure controls and information technology;

(x)            assistance in the preparation of all financial statements for each Service Recipient;

(xi)           furnishing any reports, reconciliations or financial information as may from time to time requested by a Service Recipient; and

(xii)          provision of such other services as each Service Recipient may request and Frontline Management may agree to provide from time to time.

(b)   In consideration for providing the Administrative Support Services to each Service Recipient, each Service Recipient shall pay an annual fee (the “Fee”) of $20,000 prorated (including force majeure under Section 11) for periods less than a year, each such payment to be made in advance on the first business day of each year.  If this Agreement is terminated on a day that is not the last day of a year, a refund shall be made of the portion of the Fee paid in advance but not earned.  In addition to the Fee, each Service Recipient shall reimburse Frontline Management at cost for reasonable out of pocket costs and expenses of third parties incurred on behalf of such Service Recipient, including legal fees, independent auditors, printers, mailing costs, depositories, registrars, transfer agents, insurance, proxy solicitors, filing fees, self-regulatory agencies, listing fees, stock exchange maintenance fees, directors’ fees as set by the relevant Service Recipient, and the like; provided, however, that nothing in this Section 1(b) shall obligate Frontline Management to advance such costs and expenses on behalf of such Service Recipient, and Frontline Management may direct third parties to bill such Service Recipient directly.

(c)   Frontline Management shall provide the services of such officers and other staff with suitable skills and experience as reasonably may be necessary in order to properly perform the Administrative Support Services referred to herein;

(d)   Frontline Management and its employees and agents shall have access to all records and books of each Service Recipient wherever located and whenever reasonably necessary or convenient to perform its obligations hereunder.

2.     Use of Office Space and Facilities of Frontline Management.

(a)   During the term of this Agreement, Frontline Management shall, at its own expense, provide all office accommodation, office equipment, office stationery and office staff as required to provide the Administrative Support Services in an efficient and economic manner.  Frontline Management agrees to provide each Service Recipient with office accommodation at its office at Par-la-Ville Place, 14 Par-la-Ville Road, Hamilton, Bermuda with the understanding that an allocable portion of the rent and any and all expenses incidental to the office accommodation including, but not limited to telephone, water and electricity, will be for the account of each Service Recipient, and will be payable by each Service Recipient to Frontline Management directly, said expenses to be determined by mutual agreement of the parties hereto.

(b)   While occupying the office accommodation under this Agreement, each Service Recipient will have access to certain facilities of Frontline Management, including Frontline Management’s computer and telephone service, server, internet connection, postage meter, facsimile and copying facilities at no extra charge.

3.     Legal Services.

(a)   Frontline Management shall make Legal Services available to each Service Recipient.

(b)   As used in this Section 3, “Legal Services” means providing the services of Frontline Management’s in-house counsel to offer legal assistance and advice to each Service Recipient in connection with any aspect of its respective business.  If for any reason Frontline Management’s in-house legal staff, in its sole discretion, determines that it is not capable of responding properly to the request for legal assistance or advice, it shall, with each Service Recipient’s consent, retain for and on behalf of each Service Recipient outside lawyers whom it believes can respond properly and any costs, fees and charges of such outside lawyers shall be paid by each Service Recipient.

(c)   In the event of a conflict of interest between any Service Recipient and Frontline Management, Frontline Management may decline to provide Legal Services to such Service Recipient with respect to such event.

4.     Services Limited to Administrative Support Services, Use of Office Space and Facilities and Legal Services.  Services provided by Frontline Management to the Service Recipients under this Agreement are limited to those described in this Agreement.

5.     Standard of Performance.

(a)           Frontline Management shall provide the Administrative Support Services to each Service Recipient in accordance with sound commercial practices.

(b)           In the exercise of its duties hereunder, Frontline Management shall act fully in accordance with the policies, guidelines and instructions from time to time communicated to it by each Service Recipient and serve each Service Recipient faithfully and diligently, at all times maintaining confidentiality in respect of business secrets.

6.     No Partnership/Joint Venture.  This Agreement shall not create a partnership, joint venture, association or other agency relationship between Frontline Management and any Service Recipient.  Frontline Management shall not have authority to conclude any binding obligations on behalf of any Service Recipient.

7.     Indemnification.

(a)           Each Service Recipient hereby agrees to indemnify and hold harmless Frontline Management and its directors, officers, shareholders and employees (together “Frontline Management Indemnitees”) from and against any and all claims, courses of action, liabilities, damages, costs, charges, fees, expenses, suits, judgments and losses of any nature (together, “Damages”) against or incurred by such Frontline Management Indemnitees arising from or relating to of the performance of the Administrative Support Services under this Agreement exclusively; provided, however that a Frontline Management Indemnitee shall not be indemnified for any Damages resulting from or attributable to its own gross negligence, fraud or willful misconduct.

(b)           Frontline Management hereby agrees to indemnify and hold harmless each Service Recipient and its directors, officers, shareholders and employees (together, “Service Recipient Indemnitees”) from and against any and all Damages against or incurred by such Service Recipient Indemnitees arising from or relating to Frontline Management’s gross negligence, fraud or willful misconduct.

8.     Term.

(a)           This Agreement shall be effective (i) with respect to the Company, on the date hereof (the “Effective Date”) and (ii) with respect to each Owner on the date of its acquisition by the Company under the Fleet Purchase Agreement and shall continue in effect until terminated as provided in this Section 8; provided, however, that this Agreement may not be terminated by any party without cause prior to the earlier of (i) the second anniversary of the Effective Date or (ii) that date of the completion of one or more transactions that result in at least 20% of the then outstanding common stock of the Company being listed or quoted for public trading on the Oslo Stock Exchange, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market System or other United States national securities exchange.

(b)           Subject to the restrictions set forth in Section 8(a), this Agreement may be terminated with respect to any Service Recipient (the “Terminating Service Recipient”) for any reason without cause by the Terminating Service Recipient or by Frontline Management upon the giving of one hundred eighty (180) days’ prior written notice to the other parties or upon mutual written consent; provided, however, that this Agreement shall remain in full force and effect with respect to each Service Recipient that is not a Terminating Service Recipient.

(c)           This Agreement may be terminated by Frontline Management with respect to any Service Recipient by giving notice to such Service Recipient upon the occurrence of any of the following events:

(i)            there is a material breach of a material term of this Agreement by such Service Recipient which is not remedied within ten (10) days after notice and demand for remedy has been given by Frontline Management to such Service Recipient; or

(ii)           any proceedings are commenced in, or any order or judgment is given by, any court for the liquidation, winding-up, bankruptcy, reorganization or reconstruction of such Service Recipient or for the appointment of a receive or liquidator or similar officer of such Service Recipient or of all or any part of its assets and is not vacated or stayed within thirty (30) days.

(d)           This Agreement may be terminated by any Service Recipient with respect to such Service Recipient by giving notice to Frontline Management upon the occurrence of any of the following events:

(i)            there is a material breach of a material term of this Agreement with respect to such Service Recipient by Frontline Management which is not remedied within ten (10) days after notice and demand for remedy has been given by such Service Recipient to Frontline Management; or

(ii)           any proceedings are commenced in, or any order or judgment is given by, any court for the liquidation, winding-up, bankruptcy, reorganization or reconstruction of Frontline Management or for the appointment of a receive or liquidator or similar officer of Frontline Management or of all or any part of its assets and is not vacated or stayed within thirty (30) days.

(e)           Any termination of the Agreement shall be without prejudice to the rights of any party hereunder with respect to periods prior to such termination.

(f)            If this Agreement is terminated with respect to any Service Recipient prior to December 31 of any year, Frontline Management shall reimburse a prorated amount of the Fee paid by such Service Recipient for such year based on the number of days during the year for which this Agreement was in effect with respect to the Service Recipient.

9.     Modification.  This Agreement may be altered, modified or amended only with the prior written consent of each party hereto.  No act or omission shall constitute a waiver of any term or condition of this Agreement unless specified in writing, and a waiver of any term or condition of this Agreement shall not constitute a waiver of any other term or condition or of such term or condition on any other occasion.

10.   Assignment; Delegation; Joinder.

(a)           This Agreement may not be assigned by any party in whole or in part without the prior written consent of the other parties; provided, however, that Frontline Management may subcontract or delegate its obligations hereunder; provided further, however, that Frontline Management shall remain responsible for its performance under this Agreement notwithstanding any such subcontracting or delegation.

(b)           Each of the parties hereto acknowledges that the Fleet Purchase Agreement provides for the purchase by the Company of all of the issued and outstanding shares of capital stock of one or more vessel-owning entities owned by Frontline (each, a “Substitute Owner”) in place of one or more of the Vessel Owning Subsidiaries (as defined in the Fleet Purchase Agreement) set forth on Schedule 3.19 to the Fleet Purchase Agreement in certain circumstances.  In the event that the Company acquires any such Substitute Owner, the Company agrees that it shall cause such Substitute Owner (if it owns a vessel directly) or the subsidiary of such Substitute Owner that owns such vessel directly (if such Substitute Owner does not own its vessel directly) to become an Owner hereunder by executing a counterpart signature page to this Agreement, in the form attached hereto, immediately after the closing under the Fleet Purchase Agreement of the acquisition of such Substitute Owner.  The parties hereto agree that such Substitute Owner or such Substitute Owner’s subsidiary, as the case may be, shall be deemed to be a party for all purposes under this Agreement.  The parties hereto further agree that the Owner for which such Substitute Owner or such Substitute Owner’s subsidiary, as the case may be, was substituted shall no longer be deemed to be a party hereto for any purpose under this Agreement.

11.   Force Majeure

(a)           No party shall be liable to the other for loss or damage resulting from delay or failure to perform this Agreement, or any contract hereunder, either in whole or in part, when any such delay or failure shall be due to causes beyond its control or is not occasioned by its fault or negligence, including, but not limited to, civil war, insurrections, strikes, riots, fires, floods, explosions, earthquakes, serious accidents, or any act of government, governmental priorities, allocations, regulations or orders affecting materials, facilities, acts of God or failure of transportation, epidemics, quarantine restrictions or labor trouble causing cessation, slowdown or interruption of work.

(b)           In the event that a situation gives rise to force majeure which prevents Frontline Management from performing under this Agreement, the parties agree that Frontline Management may in good faith obtain substitute performance; provided, however, if such situation continues for a period longer than three (3) months, then any Service Recipient shall be entitled to terminate this Agreement by giving one (1) month prior notice in writing to Frontline Management.

12.   Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

13.   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts or choice of laws provisions. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in the Borough of Manhattan, City, County and State of New York, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

14.   Notices.  Unless otherwise provided herein, any notice, request, consent, instruction or other document to be given hereunder by any party to another party shall be in writing and will be deemed given (a) when received if delivered personally or by courier; or (b) on the date receipt is acknowledged if delivered by certified mail, postage prepaid, return receipt requested or (c) on the day of transmission if sent by facsimile transmission and receipt thereof is confirmed, as follows:

(a)           if to a Service Recipient, addressed to:

Ship Finance International Limited

Par-La-Ville Place

14 Par-La-Ville Road

Hamilton, Bermuda HM 08

Attention:  Finance Department

Facsimile: +1 (441) 295-3494

(b)           if to Frontline Management, addressed to:

Frontline Management Ltd.

Par-La-Ville Place

14 Par-La-Ville Road

Hamilton, Bermuda HM 08

Attention:  Finance Department

Facsimile: +1 (441) 295-3494

or to such other place and with such other copies as any party may designate as to itself by written notice to the others in accordance with this Section 14.

15.   Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

16.   Counterparts.  This Agreement may be executed in counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

17.   U.S. Currency.  All sums and amounts payable to or to be payable pursuant to the provisions of this Agreement shall be payable in coin or currency of the United States of America that, at the time of payment, is legal tender for the payment of public and private debts in the United States of America.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the undersigned on the day and year first above written by their respective officers or agents thereunto duly authorized.

SHIP FINANCE INTERNATIONAL LIMITED

By:
Name:
Title:

GRANITE SHIPPING COMPANY LIMITED

By:
Name:
Title:

GOLDEN CURRENT LIMITED

By:
Name:
Title:

BONFIELD SHIPPING LTD.

By:
Name:
Title:

FOURWAYS MARINE LIMITED

By:
Name:
Title:

FRONT ARDENNE INC.

By:
Name:
Title:

FRONT BRABANT INC.

By:
Name:
Title:

FRONT FALCON INC.

By:
Name:
Title:

FRONT GLORY SHIPPING INC.

By:
Name:
Title:

FRONT PRIDE SHIPPING INC.

By:
Name:
Title:

FRONT SAGA INC.

By:
Name:
Title:

FRONT SERENADE INC.

By:
Name:
Title:

FRONT SPLENDOUR SHIPPING INC.

By:
Name:
Title:

FRONT STRATUS INC.

By:
Name:
Title:

GOLDEN BAYSHORE SHIPPING CORPORATION

By:
Name:
Title:

GOLDEN ESTUARY CORPORATION

By:
Name:
Title:

GOLDEN FJORD CORPORATION

By:
Name:
Title:

GOLDEN SEAWAY CORPORATION

By:
Name:
Title:

GOLDEN SOUND CORPORATION

By:
Name:
Title:

GOLDEN TIDE CORPORATION

By:
Name:
Title:

KATONG INVESTMENTS LTD.

By:
Name:
Title:

LANGKAWI SHIPPING LTD.

By:
Name:
Title:

PATRIO SHIPPING LTD.

By:
Name:
Title:

RAKIS MARITIME S.A.

By:
Name:
Title:

SEA ACE CORPORATION

By:
Name:
Title:

SIBU SHIPPING LTD.

By:
Name:
Title:

SOUTHWEST TANKERS INC.

By:
Name:
Title:

WEST TANKERS INC.

By:
Name:
Title:

PUERTO REINOSA SHIPPING CO S.A.

By:
Name:
Title:

ASPINALL PTD LTD.

By:
Name:
Title:

BLIZANA PTE LTD.

By:
Name:
Title:

BOLZANO PTE LTD.

By:
Name:
Title:

CIREBON SHIPPING PTE LTD.

By:
Name:
Title:

FOX MARITIME PTE LTD.

By:
Name:
Title:

FRONT DUA PTE LTD.

By:
Name:
Title:

FRONT EMPAT PTE LTD.

By:
Name:
Title:

FRONT ENAM PTE LTD.

By:
Name:
Title:

FRONT LAPAN PTE LTD.

By:
Name:
Title:

FRONT LIMA PTE LTD.

By:
Name: Title:

FRONT TIGA PTE LTD.

By:
Name:
Title:

FRONT TUJUH PTE LTD.

By:
Name:
Title:

FRONT SEMBILAN PTD LTD.

By:
Name:
Title:

RETTIE PTE LTD.

By:
Name:
Title:

TRANSCORP PTE LTD.

By:
Name:
Title:

EDINBURGH NAVIGATION S.A.

By:
Name:
Title:

ARIAKE TRANSPORT CORP.

By:
Name:
Title:

HITATCHI HULL # 4983 CORP

By:
Name:
Title:

OSCILLA SHIPPING LIMITED.

By:
Name:
Title:

FRONTLINE MANAGEMENT (BERMUDA) LTD.

By:
Name:
Title:

Counterpart Signature Page for Substitute Owners pursuant to Section 10(b)

Pursuant to Section 10(b) hereof, the undersigned hereby executes and delivers this counterpart signature page and becomes an Owner as of the date set forth below.

[NAME OF SUBSTITUTE OWNER]

By:
Name:
Title:

Date:

SCHEDULE I

OWNERS

Owner

Granite Shipping Co. Ltd.

Golden Current Limited

Bonfield Shipping Ltd.

Fourways Marine Limited

Front Ardenne Inc.

Front Brabant Inc.

Front Falcon Inc

Front Glory Shipping Inc.

Front Pride Shipping Inc.

Front Saga Inc

Front Serenade Inc.

Front Splendour Shipping Inc.

Front Stratus Inc.

Golden Bayshore Shipping Corporation

Golden Estuary Corporation

Golden Fjord Corporation

Golden Seaway Corporation

Golden Sound Corporation

Golden Tide Corporation

Katong Investments Ltd.

Langkawi Shipping Ltd.

Patrio Shipping Ltd.

Rakis Maritime S.A.

Sea Ace Corporation

Sibu Shipping Ltd.

Southwest Tankers Inc

West Tankers Inc.

Puerto Reinosa Shipping Co S.A.

Aspinall Ptd Ltd.

Blizana Pte Ltd.

Bolzano Pte Ltd.

Cirebon Shipping Pte Ltd.

Fox Maritime Pte Ltd.

Front Dua Pte Ltd.

Front Empat Pte Ltd.

Front Enam Pte Ltd.

Front Lapan Pte Ltd.

Front Lima Pte Ltd.

Front Tiga Pte Ltd.

Front Tujuh Pte Ltd.

Front Sembilan Ptd Ltd.

Rettie Pte Ltd.

Transcorp Pte Ltd.

Edinburgh Navigation S.A.

Oscilla Shipping Limited

Ariake Transport Corp.

Hitatchi Hull # 4983 Corp.